Exhibit 99.2

COLONIAL PROPERTIES TRUST

Supplemental Financial Highlights

4th Quarter 2007

NYSE: CLP

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Income	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenses and Maintenance Expenses	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	13
	Investment Summary	14
	Three Month and Twelve Month Income Summary	15
	Operational Statistics	17
5.	For-Sale Residential Activities	18
6.	Consolidated Data
	Development Pipeline	19
	Significant Property Acquisitions and Dispositions	21
	Debt Summary/Coverage Ratios/Covenants/Market Capitalization	22
	Supplemental Data / Investment Activities	24
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	25
	NOI from Discontinued Operations/EBITDA	27
	SEC Coverage Ratios	28
8.	Appendix
	Multifamily Community Table	29
	Office Property Table	32
	Retail Property Table	34
	Unconsolidated Joint Venture Summary	35
9.	Glossary of Terms	36
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2007 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which discuss these and other factors that could adversely affect the Company’s results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders through the development and management of mixed-use and commercial projects in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY

     Achieve Consistent Long-term Performance through:
•	Owning a multifamily portfolio

•	Investing in high growth Sunbelt cities

•	Pursuing strategic acquisition, disposition and development opportunities

•	Achieving operating excellence

•	Managing multifamily, office, retail and mixed-use properties

•	Emphasizing mixed-use development

•	Pursuing strategic acquisition, disposition and development opportunities

•	Delivering additional income from the taxable REIT subsidiary (TRS)

•	Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Jerry Brewer
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 — fax
205-250-8890 — fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970
TRANSFER AGENT

Computershare	The Company’s Transfer Agent manages all activities for
P.O. Box 43010	registered shareholders including basic account updates,
Providence, RI 02940-3010	initial share purchases, dividend reinvestments, share
Investor Relations: 800-730-6001	transfers and sales as well as optional cash investments.
www.computershare.com
EQUITY RESEARCH COVERAGE

Bank of America	Dustin Pizzo	212-847-5771
Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-1909
Green Street Advisors	Craig Leupold	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Merrill Lynch	Bill Acheson / David Bragg	212-449-1920 / 212-449-8922
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Stifel Nicolaus	Rod Petrick	410-454-4131
UBS	Alex Goldfarb	212-713-8602
GUIDANCE

	FYE 2008 Range
Diluted Earnings per Share	$1.20	$1.50
Plus: Real Estate Depreciation & Amortization	1.80	1.80
Less: Gain on Sale of Assets	(0.85)	(1.05)

Diluted Funds from Operations per Share (1)	$2.15	$2.25

(1)	The Company has the option to redeem its outstanding $125 million 8⅛ percent Series D preferred shares beginning in late April 2008. If the Company redeems all of the outstanding Series D preferred shares in 2008, the Company would expect to record a non-cash charge of $0.08 per diluted share related to the write-off of Series D preferred issuance costs. The 2008 FFO per share guidance range does not include the impact of such redemption.

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2007
FINANCIAL HIGHLIGHTS

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share and unit data)	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Total property revenues (1)	$81,042	$136,703	$406,635	$536,052

Multifamily property revenues (1)	74,709	79,400	297,655	301,613
Multifamily property NOI (1)	46,101	48,052	178,115	180,025

Management & leasing fee revenues	5,308	4,170	19,352	17,693

EBITDA (2)	71,132	125,429	289,585	414,282

Net income
Per share — basic (3)	0.07	2.88	7.38	3.97
Per share — diluted (3)	0.07	2.85	7.28	3.92

Funds from operations
Per share — basic (3)	0.62	1.34	1.78	3.84
Per share — diluted (3)	0.62	1.33	1.76	3.80

Dividends per share (4)	0.50	0.68	2.54	2.72

Dividends/EPS (diluted) payout ratio	714.3%	23.9%	34.9%	69.4%
Dividends/FFO (diluted) payout ratio	80.6%	51.1%	144.3%	71.6%

Consolidated interest expense (1)	$16,779	$32,092	$89,105	$127,777
Consolidated interest income (1)	1,183	1,904	8,365	7,787

Net interest expensed (1)	15,596	30,188	80,740	119,990

Pro-rata share of joint venture interest expense	7,791	6,103	26,119	24,017

Principal amortization	171	1,483	2,895	6,050
Preferred dividends & distributions	4,352	6,362	20,689	28,153

Interest coverage ratio	2.9x	3.3x	2.5x	2.7x
Fixed charge coverage ratio	2.4x	2.7x	2.1x	2.2x
Fixed charge w/capitalized interest ratio	2.0x	2.4x	1.7x	2.0x

Multifamily same property NOI Increase (5)	5.1%	5.5%	5.2%	5.0%
(# of apartment homes included)	24,063	24,998	24,063	24,998

	As of	As of
	12/31/2007	12/31/2006

Total assets	$3,229,830	$4,431,777
Total debt	$1,641,839	$2,397,906
Common shares and units, outstanding end of period	57,269	56,724
Share price, end of period (6)	$22.63	$46.88
Preferred shares and units, end of period (7)	$225,000	$329,760
Book equity value, end of period (8)	$1,460,328	$1,883,111
Market equity value, end of period (8)	$1,295,997	$2,659,221

Debt to total market capitalization ratio (9)	51.9%	44.5%

Unencumbered real estate assets (at cost) to unsecured debt ratio (9)	207.9%	187.3%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	For a reconciliation of EBITDA, see page 27.

(3)	The twelve months ended December 31, 2007 includes: $0.04 EPS and FFO per share for restructuring charges and expenses related to the termination of the pension plan recorded during the three months ended December 31, 2007; $0.47 EPS and FFO per diluted share, net of tax, for a non-cash impairment charge related to the Company’s for-sale residential business recorded during the three months ended September 30, 2007; and $0.32 EPS and FFO per diluted share of transaction related and other charges recorded during the three months ended June 30, 2007. See notes to FFO reconciliation on page 6.

(4)	Dividends paid during the twelve months ended December 31, 2007 excludes special dividend of $10.75 per share.

(5)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2006, as adjusted for dispositions during the year.

(6)	Stock price as of December 31, 2007 includes effect of special dividend of $10.75 per share, which was paid on June 27, 2007.

(7)	The Company redeemed all remaining outstanding Series E Preferred shares during the three months ended June 30, 2007.

(8)	Includes common shares and units.

(9)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2007
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Revenue
Minimum Rent	$62,479	$91,500	$301,782	$346,714
Tenant Recoveries	945	5,678	11,742	22,628
Other Property Related Revenue	7,323	8,585	30,193	27,858
Construction Revenues	6,441	3,691	38,448	30,484
Other Non-Property Related Revenue	5,308	4,170	19,352	17,693

Total Revenue	82,496	113,624	401,517	445,377

Operating Expenses
Operating Expenses:
Property Operating Expenses	17,910	24,334	86,908	93,210
Taxes, Licenses, and Insurance	8,305	11,691	41,478	45,557

Total Property Operating Expenses	26,215	36,025	128,386	138,767

Construction Expenses	5,400	3,732	34,546	29,411
Property Management Expenses	2,728	2,790	12,182	12,590
General and Administrative Expenses	6,911	5,073	27,160	21,098
Management Fee and Other Expenses	4,716	3,574	15,677	12,618
Restructuring Charges	1,489	—	3,019	—
Depreciation	21,601	30,094	103,107	118,043
Amortization	852	4,795	10,596	17,535
Impairment	—	1,600	43,679	1,600

Total Operating Expenses	69,912	87,683	378,352	351,662

Income from Operations	12,584	25,941	23,165	93,715

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(17,575)	(31,003)	(90,390)	(119,445)
Losses on Retirement of Debt	—	(13)	(9,120)	(641)
Interest Income	1,183	1,893	8,358	7,753
Income (Loss) from Partially-Owned Investments	(402)	38,929	11,207	34,823
Gain on Hedging Activities	—	2,946	345	5,535
Gain on Sale of Property, net of income taxes of $5,161 (Q4) and $6,636 (YR) in 2007 and $1,932 (Q4) and $3,416 (YR) in 2006	10,275	26,848	314,201	66,794
Income Taxes and Other	97	819	15,831	(189)

Total Other Income (Expense)	(6,422)	40,419	250,432	(5,370)

Income before Minority Interest & Discontinued Operations	6,162	66,360	273,597	88,345

Minority Interest
Minority Interest of Limited Partners	(1,581)	284	(1,335)	766
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	(7,250)	(7,250)
Minority Interest in CRLP — Common	(300)	(11,248)	8,231	(11,136)

Total Minority Interest	(3,694)	(12,777)	(354)	(17,620)

Income (Loss) from Continuing Operations	2,468	53,583	273,243	70,725

Discontinued Operations
Income from Discontinued Operations	3,980	8,493	13,830	31,725
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $60 (Q4) and $1,839 (YR) in 2007 and $1,788 (Q4) and $8,554 (YR) in 2006	(181)	93,633	91,147	134,619
Minority Interest in CRLP — Common	(705)	(19,068)	(18,330)	(30,998)
Minority Interest of Limited Partners	164	59	(3,989)	(2,591)

Income from Discontinued Operations	3,258	83,117	82,658	132,755

Net Income	5,726	136,700	355,901	203,480

Dividends to Preferred Shareholders	(2,539)	(4,549)	(13,439)	(20,903)
Preferred Share Issuance Costs	—	—	(360)	(2,128)

Net Income Available to Common Shareholders	$3,187	$132,151	$342,102	$180,449

Earnings (Loss) per Share — Basic
Continuing Operations	$—	$1.07	$5.60	$1.05
Discontinued Operations	0.07	1.81	1.78	2.92

EPS — Basic	$0.07	$2.88	$7.38	$3.97

Earnings (Loss) per Share — Diluted
Continuing Operations	$—	$1.06	$5.52	$1.04
Discontinued Operations	0.07	1.79	1.76	2.88

EPS — Diluted	$0.07	$2.85	$7.28	$3.92

FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Net Income Available to Common Shareholders	$3,187	$132,151	$342,102	$180,449
Minority Interest in CRLP (Operating Ptr Unitholders)	1,005	30,317	10,099	42,135
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	1,590	(258)	1,340	1,967

Total	5,782	162,210	353,541	224,551

Adjustments — Consolidated Properties
Depreciation — Real Estate	22,772	35,554	112,475	147,898
Amortization — Real Estate	385	5,573	9,608	21,915
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Minority Interest	(10,251)	(120,481)	(401,420)	(201,413)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	10,052	29,129	20,240	44,502

Total Adjustments — Consolidated	22,958	(50,225)	(259,097)	12,902

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,806	4,051	16,563	15,576
Amortization — Real Estate	2,296	1,678	7,481	5,713
Remove: Gain/(Loss) on Sale of Property	(397)	(41,948)	(17,296)	(43,282)

Total Adjustments — Unconsolidated	6,705	(36,219)	6,748	(21,993)

Funds from Operations (1)(2)	$35,445	$75,766	$101,192	$215,460

FFO per Share (1)(2)
Basic	$0.62	$1.34	$1.78	$3.84
Diluted	$0.62	$1.33	$1.76	$3.80

(1)	FFO for the twelve months ended December 31, 2007 includes a $43.3 million ($26.8 million, net of income taxes) non-cash impairment charge related to the Company’s for-sale residential business, which is equivalent to $0.47 per share (net of income taxes). These charges are not added back to net income (loss) for the respective periods when calculating FFO.

(2)	FFO for the twelve months ended December 31, 2007 includes $20.5 million, or $0.36 per share, impact from items related to the Company’s strategic transactions that occurred during 2007. The transaction related and other charges are as follows: $12.8 million related to loss of retirement of debt (which includes $0.3 million related to debt cost write-off included in Interest Expense and Debt Cost Amortization on the Company’s Income Statement), $3.0 million of restructuring charges, $2.2 million related to the initiation of the pension plan termination and $2.5 due to an asset impairment charge. These charges are not added back to net income (loss) for the respective period when calculating FFO.

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Twelve Months Ended
(shares and units in 000s)	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Basic
Shares	46,656	45,814	46,356	45,484
Operating Partnership Units (OP Units)	10,193	10,579	10,367	10,678

Total Shares & OP Units	56,849	56,393	56,723	56,162

Dilutive Common Share Equivalents	—	566	653	536

Diluted (1)
Shares	46,656	46,380	47,009	46,020
Total Shares & OP Units	56,849	56,959	57,376	56,698

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2007
BALANCE SHEET

	As of	As of
($ in 000s)	12/31/2007	12/31/2006
ASSETS
Real Estate Assets
Operating Properties	$2,431,082	$3,601,883
Undeveloped Land & Construction in Progress	531,410	434,196

Total Real Estate, before Depreciation	2,962,492	4,036,079

Less: Accumulated Depreciation	(290,134)	(420,374)
Real Estate Assets Held for Sale, net	253,641	381,445

Net Real Estate Assets	2,925,999	3,997,150

Cash and Equivalents	93,033	87,647
Restricted Cash	10,005	15,907
Accounts Receivable, net	25,534	26,138
Notes Receivable	30,756	61,269
Prepaid Expenses	8,845	19,519
Deferred Debt and Lease Costs	15,636	42,258
Investment in Unconsolidated Subsidiaries	69,682	92,892
Other Assets	50,340	88,997

Total Assets	$3,229,830	$4,431,777

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$39,316	$185,000
Notes and Mortgages Payable	1,575,921	2,165,884
Mortages Payable Related to Real Estate Assets Held for Sale	26,602	47,022

Total Long-Term Liabilities	1,641,839	2,397,906

Other Liabilities	127,663	150,760

Total Liabilities	1,769,502	2,548,666

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	2,439	7,406

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	—	104,760

Total Preferred Shares and Units, at Liquidation Value	225,000	329,760

Common Equity, including Minority Interest in Operating Partnership	1,232,889	1,545,945

Total Equity, including Minority Interest	1,460,328	1,883,111

Total Liabilities and Equity	$3,229,830	$4,431,777

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	12/31/2007	12/31/2006
Basic
Shares	47,216	46,145
Operating Partnership Units (OP Units)	10,053	10,579

Total Shares & OP Units	57,269	56,724

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2007
COMMUNITY PORTFOLIO AT DECEMBER 31, 2007 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total
Atlanta	1,857	1,425	3,282	72	3,354	—	3,354	—	3,354
Austin	1,232	678	1,910	56	1,966	84	2,050	662	2,712
Birmingham	1,262	—	1,262	271	1,533	—	1,533	—	1,533
Charleston	1,314	264	1,578	—	1,578	—	1,578	—	1,578
Charlotte	2,772	904	3,676	68	3,744	—	3,744	918	4,662
Dallas	2,284	426	2,710	32	2,742	—	2,742	—	2,742
Fort Worth	1,684	886	2,570	65	2,635	—	2,635	—	2,635
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	2,252	—	2,252	—	2,252	—	2,252	—	2,252
Phoenix	—	952	952	—	952	—	952	—	952
Raleigh	1,714	250	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,699	—	1,699	—	1,699	—	1,699	—	1,699
Savannah	837	312	1,149	—	1,149	—	1,149	288	1,437
Other	4,320	211	4,531	210	4,741	—	4,741	534	5,275

Total Portfolio	24,063	6,308	30,371	911	31,282	84	31,366	2,402	33,768

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 5,943 total units at the Company’s partially-owned apartment communities.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	Communities	Pro Rata % (4)	2007	2007	2007	2007	2006

Atlanta	9.0%	12.0%	95.7%	95.0%	95.9%	96.7%	94.4%
Austin	4.4%	5.8%	95.2%	96.0%	96.9%	97.4%	96.7%
Birmingham	4.8%	4.4%	95.9%	95.1%	97.0%	96.6%	94.6%
Charleston	5.6%	5.4%	96.7%	95.8%	97.1%	95.9%	96.5%
Charlotte	10.1%	10.7%	95.2%	94.1%	95.0%	94.8%	94.4%
Dallas	7.3%	7.0%	96.6%	95.3%	95.8%	96.7%	96.2%
Fort Worth	5.7%	7.4%	96.8%	96.5%	96.7%	96.5%	96.9%
Huntsville	3.9%	3.1%	95.1%	98.2%	97.4%	94.1%	95.6%
Orlando	12.4%	9.7%	96.3%	97.6%	98.3%	97.3%	95.9%
Phoenix	—	3.3%	96.3%	85.2%	81.6%	87.9%	95.6%
Raleigh	7.0%	6.2%	96.8%	94.7%	95.0%	94.6%	96.0%
Richmond	7.4%	5.8%	96.6%	96.5%	96.8%	96.9%	96.1%
Savannah	4.1%	4.3%	96.8%	95.5%	96.1%	95.9%	97.1%
Other	18.2%	14.9%	95.2%	95.4%	96.3%	96.5%	94.9%

Total Portfolio	100.0%	100.0%	96.0%	95.3%	95.9%	96.0%	95.5%

Same Property			96.1%	96.0%	96.6%	96.5%	95.8%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 28.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2007
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2007	12/31/2006	Change	12/31/2007	12/31/2006	Change

Property Revenues
Same Property Communities	24,063	$58,537	$56,645	$1,892	$231,811	$221,842	$9,969
Non-Same Property Communities	6,308	15,717	11,069	4,648	58,524	22,880	35,644
Joint Venture Communities (2)	911	2,241	1,772	469	8,493	6,520	1,973
Development and Lease Up Communities	2,486	616	64	552	1,093	88	1,005
Dispositions / Other	—	68	14,481	(14,413)	8,022	69,190	(61,167)

Total Property Revenues	33,768	$77,179	$84,031	$(6,852)	$307,942	$320,519	$(12,577)

Property Expenses
Same Property Communities	24,063	$21,374	$21,285	$89	$88,713	$85,785	$2,929
Non-Same Property Communities	6,308	6,811	4,204	2,607	24,937	9,242	15,696
Joint Venture Communities (2)	911	998	860	138	3,946	3,043	903
Development and Lease Up Communities	2,486	508	44	463	1,152	89	1,064
Dispositions / Other	—	82	7,100	(7,018)	6,085	31,522	(25,437)

Total Property Expenses	33,768	$29,773	$33,493	$(3,720)	$124,834	$129,681	$(4,846)

Property Net Operating Income
Same Property Communities	24,063	$37,163	$35,360	$1,803	$143,098	$136,057	$7,040
Non-Same Property Communities	6,308	8,906	6,865	2,041	33,586	13,638	19,949
Joint Venture Communities (2)	911	1,243	912	331	4,547	3,476	1,070
Development and Lease Up Communities	2,486	108	19	89	(60)	(1)	(59)
Dispositions / Other	—	(14)	7,382	(7,395)	1,937	37,667	(35,731)

Total Property Net Operating Income	33,768	$47,406	$50,538	$(3,132)	$183,108	$190,838	$(7,730)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2007	12/31/2006	Change	12/31/2007	12/31/2006	Change

Capitalized Expenses
Same Property Communities	24,063	$9,318	$8,579	$739	$23,638	19,734	$3,904
Non-Same Property Communities	6,308	2,455	645	1,810	4,213	1,464	2,749
Joint Venture Communities	911	342	13	329	1,216	259	957
Development and Lease Up Communities	2,486	11	5	6	22	8	14
Dispositions / Other	—	368	1,182	(814)	2,449	4,470	(2,022)

Total Property Capitalized Expenses	33,768	$12,494	$10,423	$2,071	$31,538	$25,936	$5,601

Capitalized Expenses per Unit
Same Property Communities	24,063	$387	$357	$31	$982	$820	$162
Non-Same Property Communities	6,308	389	102	287	668	232	436
Joint Venture Communities	911	375	14	361	1,334	284	1,050

Total Per Unit	31,282	$399	$333	$66	$1,008	$829	$179

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

		Revenues			Expenses			NOI
	4Q07	4Q06	% Chg	4Q07	4Q06	% Chg	4Q07	4Q06	% Chg

Atlanta	$5,240	$4,964	5.6%	$1,906	$1,879	1.5%	$3,334	$3,085	8.1%
Austin	2,844	2,728	4.3%	1,201	1,399	(14.1%)	1,643	1,330	23.6%
Birmingham	2,792	2,681	4.2%	991	995	(0.5%)	1,802	1,686	6.9%
Charleston	3,121	3,018	3.4%	1,023	1,072	(4.6%)	2,098	1,946	7.8%
Charlotte	6,070	5,840	3.9%	2,327	2,315	0.5%	3,743	3,525	6.2%
Dallas	4,955	4,809	3.0%	2,225	2,247	(1.0%)	2,729	2,562	6.5%
Fort Worth	3,719	3,456	7.6%	1,616	1,588	1.7%	2,103	1,868	12.6%
Huntsville	2,116	1,962	7.8%	651	639	1.8%	1,464	1,322	10.8%
Orlando	6,953	7,090	(1.9%)	2,334	2,242	4.1%	4,619	4,848	(4.7%)
Raleigh	4,065	3,821	6.4%	1,479	1,407	5.2%	2,585	2,415	7.1%
Richmond	4,131	3,950	4.6%	1,383	1,374	0.7%	2,748	2,576	6.7%
Savannah	2,208	2,163	2.1%	675	686	(1.6%)	1,533	1,477	3.8%
Other	10,323	10,164	1.6%	3,562	3,443	3.5%	6,761	6,721	0.6%

Total Same Property (1)	$58,537	$56,645	3.3%	$21,374	$21,285	0.4%	$37,163	$35,360	5.1%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q07	4Q06	% Chg	4Q07	4Q06	% Chg

Atlanta	1,857	9.0%	96.6%	94.7%	1.8%	$893	$879	1.5%
Austin	1,232	4.4%	95.5%	97.2%	(1.6%)	705	671	5.0%
Birmingham	1,262	4.8%	95.9%	94.8%	1.1%	715	702	1.8%
Charleston	1,314	5.6%	96.6%	96.4%	0.2%	746	717	4.0%
Charlotte	2,772	10.1%	95.2%	94.2%	1.0%	685	680	0.8%
Dallas	2,284	7.3%	96.8%	96.0%	0.8%	682	669	2.0%
Fort Worth	1,684	5.7%	96.9%	97.1%	(0.3%)	668	647	3.2%
Huntsville	836	3.9%	95.1%	95.6%	(0.5%)	756	720	5.0%
Orlando	2,252	12.4%	96.3%	95.9%	0.4%	975	1,013	(3.8%)
Richmond	1,714	7.0%	97.2%	96.0%	1.2%	741	709	4.4%
Savannah	1,699	7.4%	96.6%	96.1%	0.5%	790	762	3.7%
Other	837	4.1%	97.5%	97.3%	0.2%	800	808	(1.0%)
	4,320	18.2%	95.1%	95.7%	(0.6%)	786	764	2.9%

Total Same Property (1)	24,063	100.0%	96.1%	95.8%	0.3%	$769	$755	1.8%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year to Date Comparisons
Fourth Quarter 2007
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

	Revenues			Expenses			NOI
	2007	2006	% Chg	2007	2006	% Chg	2007	2006	% Chg

Atlanta	$20,748	$19,727	5.2%	$7,943	$7,046	12.7%	$12,804	$12,680	1.0%
Austin	11,153	10,474	6.5%	5,097	5,359	(4.9%)	6,056	5,115	18.4%
Birmingham	11,075	10,910	1.5%	4,417	4,071	8.5%	6,658	6,839	(2.7%)
Charleston	12,411	11,805	5.1%	4,400	4,538	(3.0%)	8,011	7,267	10.2%
Charlotte	24,027	22,351	7.5%	9,522	8,945	6.5%	14,505	13,407	8.2%
Dallas	19,269	18,830	2.3%	8,815	8,991	(2.0%)	10,455	9,839	6.3%
Fort Worth	14,280	13,437	6.3%	6,530	6,585	(0.8%)	7,750	6,851	13.1%
Huntsville	8,132	7,666	6.1%	2,795	2,676	4.5%	5,336	4,990	6.9%
Orlando	27,963	27,697	1.0%	9,559	9,052	5.6%	18,404	18,645	(1.3%)
Raleigh	15,822	14,746	7.3%	6,027	5,609	7.5%	9,795	9,137	7.2%
Richmond	16,460	15,468	6.4%	5,799	5,583	3.9%	10,662	9,885	7.9%
Savannah	8,597	8,268	4.0%	3,071	3,038	1.1%	5,526	5,230	5.7%
Other	41,874	40,462	3.5%	14,737	14,291	3.1%	27,137	26,171	3.7%

Total Same Property (1)	$231,811	$221,842	4.5%	$88,713	$85,785	3.4%	$143,098	$136,057	5.2%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2007	2006	% Chg	2007	2006	% Chg

Atlanta	1,857	8.9%	96.6%	94.7%	1.8%	$888	$864	2.8%
Austin	1,232	4.2%	95.5%	97.2%	(1.6%)	688	665	3.5%
Birmingham	1,262	4.7%	95.9%	94.8%	1.1%	708	707	0.1%
Charleston	1,314	5.6%	96.6%	96.4%	0.2%	736	698	5.5%
Charlotte	2,772	10.1%	95.2%	94.2%	1.0%	686	666	3.0%
Dallas	2,284	7.3%	96.8%	96.0%	0.8%	676	675	0.1%
Fort Worth	1,684	5.4%	96.9%	97.1%	(0.3%)	658	639	2.9%
Huntsville	836	3.7%	95.1%	95.6%	(0.5%)	742	702	5.6%
Orlando	2,252	12.9%	96.3%	95.9%	0.4%	982	987	(0.4%)
Raleigh	1,714	6.8%	97.2%	96.0%	1.2%	725	704	3.0%
Richmond	1,699	7.5%	96.6%	96.1%	0.5%	779	748	4.1%
Savannah	837	3.9%	97.5%	97.3%	0.2%	809	776	4.3%
Other	4,320	19.0%	95.1%	95.7%	(0.6%)	780	753	3.6%

Total Same Property (1)	24,063	100.0%	96.1%	95.8%	0.3%	$763	$743	2.6%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2007
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

	Revenues			Expenses			NOI
	4Q07	3Q07	% Chg	4Q07	3Q07	% Chg	4Q07	3Q07	% Chg

Atlanta	$5,240	$5,181	1.1%	$1,906	$2,120	(10.1%)	$3,334	$3,061	8.9%
Austin	2,844	2,823	0.8%	1,201	1,420	(15.4%)	1,643	1,403	17.1%
Birmingham	2,792	2,814	(0.8%)	991	1,176	(15.7%)	1,802	1,638	10.0%
Charleston	3,121	3,121	0.0%	1,023	1,172	(12.8%)	2,098	1,949	7.6%
Charlotte	6,070	6,013	0.9%	2,327	2,462	(5.5%)	3,743	3,551	5.4%
Dallas	4,955	4,777	3.7%	2,225	2,289	(2.8%)	2,729	2,488	9.7%
Fort Worth	3,719	3,599	3.3%	1,616	1,733	(6.8%)	2,103	1,866	12.7%
Huntsville	2,116	2,092	1.1%	651	701	(7.1%)	1,464	1,391	5.3%
Orlando	6,953	6,980	(0.4%)	2,334	2,366	(1.3%)	4,619	4,614	0.1%
Raleigh	4,065	3,979	2.1%	1,479	1,625	(9.0%)	2,585	2,354	9.8%
Richmond	4,131	4,139	(0.2%)	1,383	1,498	(7.7%)	2,748	2,641	4.1%
Savannah	2,208	2,125	3.9%	675	807	(16.3%)	1,533	1,318	16.3%
Other	10,323	10,507	(1.7%)	3,562	3,874	(8.1%)	6,761	6,632	1.9%

Total Same Property (1)	$58,537	$58,150	0.7%	$21,374	$23,244	(8.0%)	$37,163	$34,906	6.5%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q07	3Q07	% Chg	4Q07	3Q07	% Chg

Atlanta	1,857	9.0%	96.6%	96.4%	0.1%	$893	$894	(0.2%)
Austin	1,232	4.4%	95.5%	96.9%	(1.4%)	705	694	1.6%
Birmingham	1,262	4.8%	95.9%	95.0%	0.9%	715	712	0.3%
Charleston	1,314	5.6%	96.6%	96.1%	0.5%	746	742	0.5%
Charlotte	2,772	10.1%	95.2%	94.2%	1.0%	685	690	(0.7%)
Dallas	2,284	7.3%	96.8%	95.4%	1.4%	682	676	0.9%
Fort Worth	1,684	5.7%	96.9%	97.3%	(0.5%)	668	664	0.5%
Huntsville	836	3.9%	95.1%	98.2%	(3.1%)	756	745	1.5%
Orlando	2,252	12.4%	96.3%	97.6%	(1.3%)	975	970	0.6%
Raleigh	1,714	7.0%	97.2%	95.9%	1.3%	741	724	2.3%
Richmond	1,699	7.4%	96.6%	96.5%	0.1%	790	779	1.4%
Savannah	837	4.1%	97.5%	95.7%	1.8%	800	802	(0.3%)
Other	4,320	18.3%	95.1%	95.4%	(0.4%)	786	780	0.8%

Total Same Property (1)	24,063	100.0%	96.1%	96.0%	0.1%	$769	$764	0.6%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2006, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Twelve Months Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

OPERATING DATA (1)

Property Revenues
Rental revenues	$20,362	$16,090	$67,274	$63,401
Other property revenues	1,129	952	3,496	3,752

Total property revenues	21,491	17,042	70,770	67,153

Property Expenses
Property operating and maintenance	6,032	4,932	19,880	19,154
Taxes, license and insurance	2,593	1,908	8,712	7,748

Total property expenses	8,625	6,840	28,592	26,902

Net Operating Income (NOI)	12,866	10,202	42,178	40,251

Other Income (Expenses)
Interest, net	(7,749)	(6,488)	(26,386)	(24,872)
Depreciation and amortization (2)	(6,157)	(5,722)	(23,081)	(21,506)
Other	306	(1,018)	(27)	(2,042)

Total other expenses	(13,600)	(13,228)	(49,494)	(48,420)

Gain on sale of properties, net	332	41,955	18,523	42,992

Equity in income (loss) of joint ventures	$(402)	$38,929	$11,207	$34,823

	As of
	12/31/2007	12/31/2006
BALANCE SHEET DATA (3)

Real estate assets, net	$3,797,455	$2,509,516
Other assets, net	343,172	274,413

Total assets	4,140,627	2,783,929

Notes payable	3,200,756	2,107,048
Notes payable to Colonial	23,390	15,390
Other liabilities	92,681	48,926

Total liabilities	3,316,827	2,171,364

Member’s equity	823,800	612,565

Total liabilities and member’s equity	$4,140,627	$2,783,929

Colonial’s equity investment (4)	$69,682	$92,892
Colonial’s pro-rata share of debt	$544,208	$367,210

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of December 31, 2007
(in thousands)

							Weighted	Average
			Gross			Weighted	Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (in	% Fixed	% Variable
Venture	Properties	Units/GLA	Real Estate (1)	in Progress (1)	Notes Payable	Interest	Rate	months)	Rate	Rate

MULTIFAMILY
CMS	4	1,212	$79,442	$—	$73,347	20%	5.83%	65	100.00%	—
DRA	6	2,034	143,031	—	95,605	15%	4.85%	22	100.00%	—
Development	4	1,212	63,871	34,218	47,631	30%	5.99%	20	—	100.00%
Other	9	2,361	215,398	—	157,830	16%	5.65%	84	100.00%	—

Total Multifamily	23	6,819	$501,742	$34,218	$374,413

OFFICE
DRA/CRT (2)	18	8,530	1,302,149	11,187	993,264	15%	5.83%	25	65.82%	34.18%
DRA/CLP (3)	18	5,235	932,737	7	741,907	15%	5.61%	78	100.00%	—
UBS/CLP Mansell	2	688	141,660	8,089	92,690	15%	6.15%	103	100.00%	—
Huntsville TIC	9	1,702	222,109	—	139,802	40%	6.47%	119	100.00%	—
Other	1	32	2,819	—	1,126	33%	8.10%	85	100.00%	—

Total Office	48	16,187	$2,601,473	$19,283	$1,968,789

RETAIL
GPT (4)	6	3,876	398,066	—	322,776	10%	5.24%	70	74.60%	25.40%
OZRE (5)	11	2,591	362,214	—	284,000	15%	6.31%	79	100.00%	—
Craft Farms	1	250	53,800	—	43,000	15%	6.10%	7	—	100.00%
Parkway Place	1	636	90,781	—	58,491	45%	6.12%	5	—	100.00%
Turkey Creek	1	477	79,327	141	65,000	50%	6.03%	104	100.00%	—
Other	5	879	81,844	40,844	84,286	20%	5.96%	47	20.95%	79.05%

Total Retail	25	8,709	$1,066,031	$40,986	$857,554

	96		$4,169,246	$94,487	$3,200,756

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	As of December 31, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of December 31, 2007, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of December 31, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(5)	As of December 31, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended December 31, 2007
(in thousands)

						Gain		Net	Colonial Share
	Total	Operating	Net Operating	Interest	Other Income	(Loss) on	Depreciation &	Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS (2)	$2,949	$1,413	$1,536	$1,133	$(45)	$(3)	$743	$(389)	$(84)
DRA	4,499	2,058	2,441	1,266	14	—	1,560	(371)	(71)
Development	883	584	299	519	4	396	0	180	96
Other	6,158	2,900	3,257	2,146	42	—	1,942	(789)	(31)

Total Multifamily	$14,488	$6,956	$7,532	$5,064	$14	$393	$4,245	$(1,370)	$(90)

OFFICE
DRA/CRT (3)	43,691	19,150	24,541	15,402	2,327	1,065	15,383	(2,852)	(252)
DRA/CLP (4)	30,773	12,798	17,975	10,910	534	—	6,720	879	595
UBS/CLP Mansell	3,990	1,322	2,668	1,426	10	99	2,134	(783)	(59)
Huntsville TIC (5)	4,005	1,624	2,381	1,131	16	—	2,283	(1,018)	16
Other	163	59	103	24	—	—	14	66	29

Total Office	$82,622	$34,954	$47,668	$28,893	$2,888	$1,164	$26,535	$(3,708)	$329

RETAIL
GPT (6)	12,936	5,513	7,423	4,654	43	—	7,546	(4,734)	(385)
OZRE (7)	8,612	2,365	6,247	4,613	35	—	4,497	(2,828)	(164)
Craft Farms	1,255	351	904	766	86	—	345	(121)	(131)
Parkway Place	3,057	936	2,121	1,378	—	—	952	(209)	(91)
Turkey Creek	2,548	727	1,821	994	8	—	937	(102)	(15)
Other	1,194	325	869	317	47	—	181	418	146

Total Retail	$29,602	$10,217	$19,385	$12,723	$219	$—	$14,457	$(7,577)	$(641)

	$126,712	$52,127	$74,585	$46,680	$3,120	$1,557	$45,237	$(12,655)	$(402)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures.

(2)	Net Income on the CMS JV includes gains on CV at Hendersonville, located in Nashville, Tennessee, which was sold during the third quarter of 2007.

(3)	As of December 31, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. Net income includes gains on Las Olas Centre, located in Ft. Lauderdale, Florida, which was sold during the third quarter of 2007.

(4)	As of December 31, 2007, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	In November 2007, the company and its partner DRA Advisors LLC disposed of their interest in nine office properties totaling 1.7 million square feet located in Huntsville, AL, that was originally acquired from the company in June 2007. As part of the transaction, the company acquired a 40 percent interest in three tenancies in common (TIC) investments of the same nine office properties for a total acquisition price of $85.2 million, which included the issuance of $55.9 million of third-party secured financing. The company continues to manage the nine properties and intends to reduce its ownership position to approximately 10 percent over the next twelve months.

(6)	As of December 31, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(7)	As of December 31, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Twelve Months Ended December 31, 2007
(in thousands)

									Colonial Share
	Total	Operating	Net Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
CMS (2)	$14,242	$7,072	$7,170	$5,325	$(31)	$46,102	$3,459	$44,457	$9,874
DRA	16,643	7,687	8,957	4,477	60	—	3,864	676	137
Development	2,632	1,965	666	1,671	8	396	0	(601)	(92)
Other	24,857	13,334	11,523	9,100	139	(47)	9,787	(7,272)	(890)

Total Multifamily	$58,374	$30,058	$28,316	$20,573	$174	$46,451	$17,109	$37,260	$9,028

OFFICE
DRA/CRT (3)	$179,049	$77,996	$101,052	$67,151	$516	$45,570	$65,589	$14,398	$2,941
DRA/CLP (4)	72,824	28,698	44,127	23,007	743	(0)	23,545	(1,682)	975
UBS/CLP Mansell	16,214	4,934	11,280	5,705	40	99	9,992	(4,278)	(337)
Huntsville TIC (5)	4,005	1,624	2,381	1,131	16	—	2,283	(1,018)	16
Other	640	279	361	99	1	—	57	206	100

Total Office	$272,732	$113,531	$159,201	$97,093	$1,316	$45,669	$101,467	$7,626	$3,694

RETAIL
GPT (6)	48,692	19,038	29,654	19,353	209	—	23,914	(13,403)	(917)
OZRE (7)	18,532	4,984	13,549	9,817	52	—	8,711	(4,928)	(232)
Craft Farms	2,339	526	1,813	1,171	169	—	575	237	(198)
Parkway Place	10,884	3,545	7,339	5,618	—	—	3,022	(1,301)	(574)
Turkey Creek	9,791	2,587	7,204	3,978	31	—	3,523	(266)	(20)
Other	4,314	1,165	3,148	974	66	—	758	1,482	426

Total Retail	$94,552	$31,845	$62,707	$40,912	$528	$—	$40,503	$(18,180)	$(1,515)

	$425,658	$175,434	$250,224	$158,578	$2,018	$92,121	$159,079	$26,707	$11,207

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization of excess basis differences and management fee eliminations for certain joint ventures.

(2)	Net Income on the CMS JV includes gains on CV at Hendersonville, located in Nashville, Tennessee, which was sold during the third quarter of 2007 and gains on CG at Bayshore, located in Sarasota, Florida, which was sold during the first quarter of 2007.

(3)	As of December 31, 2007, this joint venture included 18 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas. Net income includes gains on Las Olas Centre, located in Ft. Lauderdale, Florida, which was sold during the third quarter of 2007 and gains on St Petersburg Center, located in Tampa, FL, which was sold during the first quarter of 2007.

(4)	As of December 31, 2007, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	In November 2007, the company and its partner DRA Advisors LLC disposed of their interest in nine office properties totaling 1.7 million square feet located in Huntsville, AL, that was originally acquired from the company in June 2007. As part of the transaction, the company acquired a 40 percent interest in three tenancies in common (TIC) investments of the same nine office properties for a total acquisition price of $85.2 million, which included the issuance of $55.9 million of third-party secured financing. The company continues to manage the nine properties and intends to reduce its ownership position to approximately 10 percent over the next twelve months.

(6)	As of December 31, 2007, this joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina.

(7)	As of December 31, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Fourth Quarter 2007

	As of
	12/31/2007	12/31/2006
Base rent per square foot — Straight-line
Office
Consolidated	$16.14	$15.45
Unconsolidated	18.94	18.94

Retail
Consolidated	$15.40	$10.89
Unconsolidated	15.43	16.67

Base rent per square foot — Cash
Office
Consolidated	$16.28	$15.81
Unconsolidated	18.27	18.01

Retail
Consolidated	$15.18	$10.82
Unconsolidated	15.19	16.37

	As of
	12/31/2007	12/31/2006
Square Feet (in 000’s)
Office
Consolidated	207	6,534
Unconsolidated (1)	2,811	1,564

Retail
Consolidated	684	6,475
Unconsolidated (1)	1,150	716

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.

OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	2,023	14%	$41,840	14%	305	13%	$6,318	14%
2009	1,770	12%	37,021	13%	268	12%	5,558	12%
2010	1,726	12%	34,955	12%	262	11%	5,288	11%
2011	1,900	13%	37,688	13%	276	12%	5,520	12%
2012	2,434	17%	52,437	18%	418	18%	8,478	18%
2013+	4,787	33%	90,767	31%	783	34%	15,162	33%

Total Leased SF	14,639		$294,707		2,312		$46,324
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2008	502	7%	$7,340	8%	$190	11%	2,143	9%
2009	514	7%	7,376	8%	87	5%	1,441	6%
2010	610	8%	9,037	10%	97	6%	1,500	6%
2011	824	11%	10,537	12%	155	9%	2,916	12%
2012	972	13%	12,041	13%	235	14%	3,942	16%
2013+	4,121	55%	44,962	49%	973	56%	12,828	52%

Total Leased SF	7,543		$91,294		1,735		$24,770
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Capital Expenditures ($ in 000s)
Regular Maintenance	$635	$3,947	$4,221	$7,680
Tenant Improvements	1,469	4,073	6,797	18,032
Leasing Commissions	381	2,078	3,780	7,525
Admin — Division	22	11	51	55

Total	2,507	10,109	14,849	33,292
Less: Unconsolidated Assets	(2,489)	(2,225)	(6,698)	(6,151)

Total — Consolidated Assets	$18	$7,884	$8,151	$27,141

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Capital Expenditures ($ in 000s)
Regular Maintenance	$22	$80	$787	$2,403
Revenue- Enhancing	41	668	656	1,659
Tenant Improvements	247	3,270	3,340	8,180
Leasing Commissions	97	537	1,078	2,468
Admin — Division	23	—	49	10

Total w/o Acquisition-Related	430	4,555	5,910	14,720
Less: Unconsolidated Assets	(288)	(326)	(1,269)	(310)

Total — Consolidated Assets	$142	$4,229	$4,641	$14,410

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
($ in MMs)
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three months ended December 31, 2007, continuing operations and discontinued operations include gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $14.7 million and $0.1 million, respectively. For the twelve months ended December 31, 2007, continuing operations and discontinued operations include gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $21.2 million and $5.2 million, respectively. A summary of revenues and costs of these activities for the three and twelve months ended December 31, 2007 and 2006 was as follows:

	Three Months Ended		Twelve Months Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Condominium conversion revenues, net	$1,946	$20,203	$51,073	$117,732
Condominium conversion costs	(2,067)	(15,636)	(46,880)	(92,133)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	(121)	4,567	4,193	25,599

For-sale residential revenues, net	4,929	8,672	26,153	12,513
For-sale residential costs	(4,984)	(6,724)	(23,016)	(9,683)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	(55)	1,948	3,137	2,830

Development revenues, net	46,099	54,350	86,616	54,350
Development costs	(31,096)	(33,871)	(67,518)	(33,871)

Gains on development sales, before minority interest and income taxes	15,003	20,479	19,098	20,479

Minority interest	(1,590)	258	(1,340)	(1,967)
Provision for income taxes	(5,220)	(2,371)	(7,997)	(9,825)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (1)	$8,017	$24,881	$17,091	$37,116

	Three Months Ended		Twelve Months Ended
($ in 000s)	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Condominium Conversion Projects Status
Units Closed in prior periods	1,188	456	935	328
Units Closed in current period	9	239	262	367
Contracted (2)	7	218	7	218
Available Units (3)	23	749	23	749

Total Units	1,227	1,662	1,227	1,662

For-Sale Residential Projects Status
Units Closed in prior periods	144	—	54	—
Units Closed in current period	21	—	111	—
Contracted (2)	99	—	99	—
Available Units / Lots	606	—	606	—

Total Units	870	—	870	—

Notes:

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	The Company is leasing the remaining units at two of its previous condominium conversion projects.
Condominium Conversions

			Average	Projected		Under
			Price of	Sell	Units	Contract	Remaining
Project (2)	Location	Units	Units closed	Out	Closed	(1)	Units
Azur at Metrowest	Orlando,FL	311	$158,691	4Q08 — 1Q09	291	—	20
Capri at Hunter’s Creek	Orlando,FL	250	195,543	4Q08 — 1Q09	240	7	3

		561			531	7	23

Residential For-Sale Development

			Average	Projected		Under
			Price of	Sell	Units	Contract	Remaining
Project (2)	Location	Units	Units/Lots closed	Out	Closed	(1)	Units / Lots

Regatta at James Island	Charleston, SC	212	$195,602	3Q09 — 1Q10	126	17	69
Grander (3)	Gulf Shores, AL	26	731,250	1Q10 — 3Q10	12	—	14
Cypress Village II (townhomes) (3)	Gulf Shores, AL	96	—	4Q12 — 2Q13	—	—	96
Cypress Village (lots) (3)	Gulf Shores, AL	188	200,000	2Q13 — 2Q14	5	—	183
Spanish Oaks (lots)	Mobile, AL	200	62,715	1Q15 — 2Q17	14	—	186
Southgate on Fairview (3)(4)	Charlotte, NC	47	331,000	4Q08 — 2Q09	8	8	31
Colonial Traditions at Gulf Shores (5)	Gulf Shores, AL	—	—	1Q11 — 1Q12	—	—	—
Metropolitan Midtown	Charlotte, NC	101	—	1Q09 — 3Q09	—	74	27

		870			165	99	606

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	In addition to the above projects, the Company has a 40% investment in Regents Park, a for-sale residential development property that will consist of 23 townhomes. As of December 31, 2007, there were four townhomes that had closed and five townhomes under contract. The average price per townhome is expected to be approximately $2.0 million. See Unconsolidated Partnerships Summary on page 35.

(3)	During the three months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(4)	This project is classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(5)	This project will include the sale of undeveloped parcels.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	2007	After
Multifamily
CG at Huntersville	Charlotte, NC	250	156	113	3Q06	1Q08	2Q08	$25.9	$22.1	$3.8
Enclave (1)(2)(3)	Charlotte, NC	84	—	—	1Q06	2Q08	2Q09	26.2	19.5	6.7
CG at Shelby Farms II	Memphis, TN	154	154	128	1Q07	1Q08	1Q08	13.1	12.3	0.8
CG at Ayrsley	Charlotte, NC	368	97	70	3Q06	3Q08	1Q09	34.9	26.6	8.3
CG at Onion Creek (formerly Double Creek)	Austin, TX	300	—	—	1Q07	4Q08	2Q09	31.8	14.1	17.7
CV at Matthews Commons	Charlotte, NC	216	—	—	4Q07	4Q08	2Q09	21.1	2.9	18.2
CG at Ashton Oaks	Austin, TX	362	—	—	1Q08	2Q09	4Q09	34.3	5.7	28.6
CV at Godley Lake	Savannah, GA	288	—	—	3Q07	4Q08	2Q09	26.2	10.2	16.0

								213.5	113.4	100.1

Commercial
Office
Colonial Center TownPark 400*	Orlando, FL	176	176	22	2Q07	2Q08	2Q09	30.4	16.5	13.9
Metropolitan * (4)	Charlotte, NC	153	153	43	3Q06	2Q08	2Q10	35.2	26.8	8.4
Retail
Colonial Promenade Fultondale	Birmingham, AL	234	—	228	2Q06	2Q08	3Q08	24.3	19.8	4.5
Colonial Promenade Tannehill	Birmingham, AL	347	—	236	1Q07	4Q08	1Q09	50.7	21.7	29.0
Metropolitan * (4)	Charlotte, NC	189	—	97	3Q06	2Q09	4Q09	53.7	25.9	27.8

								194.3	110.7	83.6

For Sale Projects
Grander (1)(3)	Gulf Shores, AL	30	26	—	1Q06	3Q10		18.9	15.6	3.3
Cypress Village II (townhomes)(1)(3)	Gulf Shores, AL	96	80	—	1Q06	2Q14		26.6	21.5	5.1
Metropolitan * (4)	Charlotte, NC	101	—	—	3Q06	2Q09		41.2	12.7	28.5

								86.7	49.8	36.9

			Total Active Development Projects					$494.5	$273.9	$220.6

Residential Lots for Sale Colonial Traditions at Gulf Shores (5)*	Gulf Shores, AL	—	—	—	3Q06	1Q12		22.8	21.6	1.2
Cypress Village (lots)(1)(3)	Gulf Shores, AL	236	236	—	1Q06	2Q14		21.5	18.6	2.9
Spanish Oaks (lots)	Mobile, AL	200	59	15	1Q06	3Q11		17.6	14.7	2.9

								61.8	54.9	6.9

			Future Development Projects (see page 20)						228.6
			Less assets transferred to operating assets						(26.0)

			Total Properties Under Development (per Balance Sheet)						$531.4

Unconsolidated Projects Regents Park (For-Sale) (1)(3)(6)	Atlanta, GA	23	23	—	1Q06	3Q09		$18.7	$17.4	$1.3
Colonial Promenade Smyrna * (7)	Nashville, TN	147	—	90	1Q07	2Q08	2Q08	17.4	16.4	1.0
CG at Traditions * (8)	Gulf Shores, AL	324	324	43	4Q06	1Q08	2Q09	15.1	13.1	2.0
CG at Lake Forest (9)	Dallas, TX	529	—	—	2Q08	1Q10	1Q11	12.6	1.2	11.4

								$63.8	$48.0	$15.7

Target Development Yield Ranges:
Multifamily:	7.0-8.5%
Office:	8.5-11.0%
Retail:	8.5-11.0%
* These projects are part of a mixed-use development.
Notes:
(1) During the three months ended September 30, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market.
(2) Enclave, formerly a for-sale residential project, is now being developed as a multifamily apartment community.
(3) Total costs and Project costs to date are net of a $43.3 million impairment charge recorded during the three months ended September 30, 2007. See Note 1.
(4) Development costs are net of economic grant proceeds of approximately $12.6 million (present value) to be received after property is put into service.
(5) This project will include the sale of undeveloped parcels.
(6) Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.
(7) Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.
(8) Development costs represent 35% of total development costs, as the Company is a 35% partner in this project.
(9) Development costs represent 20% of total development costs, as the Company is a 20% partner in this project.

COLONIAL PROPERTIES TRUST
Future Development Pipeline
($ in MMs)

		Units/	Cost to
	Location	SF-in 000s	Date
Multifamily
CG at Sweetwater	Phoenix, AZ	195	$6.3
CG at Thunderbird	Phoenix, AZ	244	7.7
CG at Cityway	Austin, TX	376	4.5
CG at Wakefield	Raleigh, NC	365	4.4
CG at Azure	Las Vegas, NV	188	6.9
CG at Desert Vista (formerly Pecos)	Las Vegas, NV	380	15.6
CG at Hampton Preserve	Tampa, FL	486	11.7
CG at South End	Charlotte, NC	344	10.1
CG at Randal Park (1)	Orlando, FL	600	10.7

			77.9

Commercial
Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	75	1.4
Colonial Promenade Huntsville	Huntsville, AL	90	8.6

			10.0

Future Development Projects			$87.9

Undeveloped Land & Other Pre-development costs			140.8

Total Future Development Projects			$228.6

(1) These projects are part of a mixed-use development.

ASSETS HELD FOR SALE
Total
Cost

Multifamily assets	$228.2
Office assets	0.3
Retail assets	—
For-Sale Residential	25.1

Total Assets Held For Sale (per Balance Sheet)	$253.6

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
2007			(SF-000s)	($ mm)	(1)	(2)

Multifamily
CG at Old Town Scottsdale North	Phoenix, AZ	Jan-07	208	$33.8	$34.3	5.4%
CG at Old Town Scottsdale South	Phoenix, AZ	Jan-07	264	42.2	42.8	5.4%
Fairmont at Fossil Creek	Fort Worth, TX	Feb-07	240	3.2	3.2	5.9%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Feb-07	216	3.1	3.3	6.0%	15% ownership interest
CG at Inverness Commons	Phoenix, AZ	Mar-07	300	41.3	41.9	5.3%
CV at Cary	Raleigh, NC	May-07	319	6.0	6.4	5.9%	20% ownership interest
Merritt at Godley Station	Savannah, GA	May-07	312	20.3	20.6	6.0%

Total — Multifamily				149.9	152.5

Office

Huntsville TIC	Huntsville, AL	Nov-07	1,702.0	88.0	88.0	8.0%	40% ownership interest

Total — Office				88.0	88.0

Total				$237.9	$240.5

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate		Remarks
2007			(SF-000s)	($ mm)	(3)

Multifamily
Beacon Hill	Charlotte, NC	Jan-07	349	$15.9	6.3	%(4)
Clarion Crossing	Raleigh, NC	Jan-07	260	15.9	6.3	%(4)
CG at Enclave	Atlanta, GA	Jan-07	200	16.9	6.3	%(4)
CV at Poplar Place	Atlanta, GA	Jan-07	324	19.6	6.3	%(4)
CV at Regency Place	Raleigh, NC	Jan-07	180	10.3	6.3	%(4)
CV at Spring Lake	Atlanta, GA	Jan-07	188	11.5	6.3	%(4)
CV at Timothy Woods	Atlanta, GA	Jan-07	204	13.2	6.3	%(4)
CG at Promenade	Montgomery, AL	Feb-07	384	38.0	6.7%
CG at Bayshore	Sarasota, FL	Feb-07	376	15.0	3.7%		25% ownership interest
CG at Natchez Trace	Jackson, MS	Jun-07	328	25.2	6.3%
CG at Reservoir	Jackson, MS	Jun-07	170	17.0	6.3%
Mayflower Seaside	Norfolk, VA	Jun-07	265	33.0	5.4%
Cape Landing	Myrtle Beach, SC	Jun-07	288	19.5	5.8%
CV at Hendersonville	Nashville, TN	Sep-07	364	6.8	5.3%		25% ownership interest

Total — Multifamily				$257.8

Office
DRA/CRT JV (1 property)	Tampa, Florida	Feb-07	675.5	14.0	6.9	%(5)	15% ownership interest
DRA/CLP JV	Multiple Cities	Jun-07	6,931.0	1,131.2	6.9	%(6)
DRA/CRT JV (1 property)	Ft. Lauderdale, FL	Jul-07	469.2	34.6	4.1	%(7)	15% ownership interest
DRA/CLP JV	Huntsville, AL	Nov-07	1,702.0	33.0	8.0	%(8)	15% ownership interest

Total — Office				$1,212.8

Retail
Rivermont Shopping Center	Chattanooga, TN	Feb-07	73.5	4.2	7.3%
CS Yadkinville	Yadkinville, NC	Mar-07	90.9	8.3	8.5%
CS Bear Lake	Orlando, FL	Apr-07	131.3	20.6	6.6%
CP Wekiva	Orlando, FL	May-07	208.6	27.2	8.0%
OZRE JV	Multiple Cities	Jun-07	2,591.0	360.0	6.6	%(9)
Malls/Centers	Multiple Cities	Jul-07	2,289.1	129.0	9.8	%(10)
Village on the Parkway	Dallas, TX	Jul-07	380.5	74.4	5.9%
Colonial Pinnacle Craft Farms I	Gulf Shores, AL	Jul-07	250.0	53.8	6.7	%(11)
Alabaster II / Tutwiler II JV	Birmingham, AL	Dec-07	418.5	48.5	7.6	%(12)

Total — Retail				$726.0

	Total			$2,196.6

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.3%.

(5)	The DRA/CRT JV property sold was St. Petersburg Center in Tampa, Florida.

(6)	The DRA/CLP JV properties include 25 office properties located in Birmingham and Huntsville, AL; Orlando and Tampa, FL; Atlanta, GA; Charlotte, NC; and Austin, TX and 2 adjacent retail properties located in Birmingham, AL and Orlando, FL. The company retained a 15% interest in these properties.

(7)	The DRA/CRT JV property sold was Las Olas Centre in Ft. Lauderdale, Florida.

(8)	The DRA/CLP JV sold nine office assets located in Huntsville, Alabama.

(9)	The OZRE Retail JV properties include 11 retail properties located in Birmingham, AL; Orlando, Punta Gorda, Jacksonville, and Tampa, FL; Athens, GA; and Houston, TX. The company retained a 15% interest in these properties.

(10)	The disposition included 4 retail malls located in Staunton, VA, Decatur, AL, Gainesville, GA, and Mt. Airy, NC and 7 retail centers located in Montgomery, AL, Columbus, GA, and Greensboro, NC.

(11)	The Company retained a 15% interest in this property.

(12)	The Company retained a 5% interest in this property.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2007
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$39,316	2%	5.4%	4.5	$39,316	2%	5.4%	4.5
Unsecured Other	1,540,466	94%	5.8%	5.8	1,540,466	70%	5.8%	5.8
Secured	62,057	3%	5.9%	5.5	606,265	28%	5.8%	5.0

Total Debt	$1,641,839	100%	5.8%	5.8	$2,186,047	100%	5.8%	5.6

Fixed/Floating
Fixed Rate Debt	$1,558,948	95%	5.8%	6.0	$1,972,641	90%	5.8%	6.0
Floating Rate Debt — Capped	—	—	—	—	59,158	3%	6.5%	0.8
Floating Rate Debt	82,891	5%	5.7%	2.3	154,248	7%	5.8%	1.8

Total Debt	$1,641,839	100%	5.8%	5.8	$2,186,047	100%	5.8%	5.6

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2008	6.09%
2009	5.56%
2010	5.29%
2011	4.80%
2012	6.74%
2013	6.11%
2014	6.09%
2015	5.50%
Thereafter	5.52%

Total	5.82%

LINE OF CREDIT

	09/30/07	12/31/07	Interest Rate	Due

Floating	$27,000	$39,316	5.47%	06/15/12
Competitive Bid Option — Floating	—	—	—	06/15/12
Term loan	—	—	—	06/15/12

Total Outstanding on LOC	$27,000	$39,316	5.47%

Notes:
•	The $500MM LOC has a $250MM Competitive Bid Option.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	In addition to the $500MM LOC, Wachovia has provided a $40MM Cash Management Line.

•	5-Year facility through June 2012; with one 1-year extension
On January 8, 2008, the Company increased its borrowing capacity to $675MM, which includes a $337.5MM Competitive Bid Option, by exercising the accordion feature under its existing LOC.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2007
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Lisa Wright	212-438-3121	BBB-	BB+
COVERAGE RATIOS

	4Q06	YE ’06	4Q07	YE ‘07

SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	0.9	0.8	0.7	0.3
Earnings to Fixed Charges &
Preferred Share Distributions (1)	0.8	0.7	0.7	0.3

Supplemental Coverage Ratios
Interest Coverage (2)	3.3	2.7	2.9	2.5
Fixed Charge Coverage (3)	2.7	2.2	2.4	2.1
Fixed Charge w/ Cap Int (4)	2.4	2.0	2.0	1.7
See page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations. Additionally, the deficiencies of the ratio of earnings to fixed charges for the three and nine months ended September 30, 2007 are a result of the $43.3 million impairment charge related to the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07

Consolidated Debt to Total Assets cannot exceed 60%	53.1%	55.1%	55.9%	53.9%	52.0%	54.8%	53.5%	53.4%
Secured Debt to Total Assets cannot exceed 40%	19.8%	18.9%	18.1%	16.6%	15.8%	13.5%	13.9%	14.8%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	187.9%	179.0%	176.2%	187.3%	192.3%	199.3%	208.8%	207.9%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.2x	2.4x	2.3x	2.6x	2.7x	2.6x	2.6x	2.3x

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$2,299,927	$2,429,424	$2,545,097	$2,397,906	$2,311,734	$1,851,464	$1,629,502	$1,641,839
Unconsolidated Debt	399,366	396,695	416,048	367,210	342,714	461,042	492,432	544,208

Total Debt	2,699,293	2,826,119	2,961,145	2,765,116	2,654,448	2,312,506	2,121,934	2,186,047
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	—	—	—	—	—	—	—
8.125% Series D	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
7.62% Series E	105,503	104,761	104,761	104,761	104,761	—	—	—

Total Preferred Stock	380,503	329,761	329,761	329,761	329,761	225,000	225,000	225,000

Market Equity (Shares & Units)	2,807,330	2,790,823	2,706,524	2,659,221	2,602,505	2,068,866	1,961,823	1,295,997

Total Market Capitalization	$5,887,126	$5,946,703	$5,997,430	$5,754,098	$5,586,714	$4,606,372	$4,308,757	$3,707,044

Debt / Total Market Capitalization	45.9%	47.5%	49.4%	48.1%	47.5%	50.2%	49.2%	59.0%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SUPPLEMENTAL DATA

	4Q07	4Q06	YE ’07	YE ’06
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$(23)	$3,179	$3,033	$14,886
For-Sale Residential	(181)	1,223	1,917	1,751
Development	8,221	20,479	12,141	20,479
Land / Outparcel Sales	2,035	4,248	3,149	7,386

Totals	10,052	29,129	20,240	44,502

3rd Party Mgt & Leasing Fee Revenue	5,308	4,170	19,352	17,693
Straight Line Rents	1,283	1,977	6,560	6,724
Percentage Rents	340	827	1,475	2,023
Lease Terminations	7	1,556	340	3,009
Interest Expense	16,779	32,092	89,105	127,777
Interest Income	1,183	1,904	8,365	7,787
Capitalized Interest	6,914	5,659	27,105	17,063
Debt — Principal Amortization	171	1,483	2,895	6,050
Preferred Dividend Payments	4,352	6,361	20,689	28,153
Preferred Share Issuance Costs	—	—	360	2,128
Amortization of Deferred Financing Costs	1,309	2,204	6,785	6,585
Amortization of Stock Compensation	1,778	1,443	4,773	4,562
Unconsolidated *(1)
Straight Line Rents	541	490	1,713	3,164
Interest Expense	7,791	6,103	26,119	24,017
Debt — Principal Reductions	93	166	430	629
Amortization of Deferred Financing Costs	135	430	616	1,060

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	4Q07	4Q06	YE ’07	YE ’06
Acquisition of Properties
Multifamily	$1,118	$46,700	$151,589	$353,995
Office	51,176	—	51,176	8,300
Retail	5,620	—	5,620	—

Acquisitions	57,914	46,700	208,385	362,295
Other Assets & Debt Assumed	(43,016)	—	(43,016)	—
Less: Unconsolidated Assets	(14,897)	(3,350)	(27,170)	(11,405)

Acq, net — Consolidated Assets	$—	$43,350	$138,198	$350,890

Development Expenditures
Multifamily	41,439	27,523	143,602	91,756
Office	7,813	18,089	49,855	45,318
Retail	36,555	59,751	106,056	127,733
For-Sale / Other	26,193	31,169	131,079	144,057

Total, incl subs	112,000	136,532	430,592	408,864
Less: Infrastructure Reimbursement from City/County	—	(8,043)	(7,178)	(8,608)
Less: Unconsolidated /Other (1)	(12,399)	(10,582)	(31,892)	(30,834)

Development, Consol. Assets	$99,601	$117,907	$391,522	$369,422

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$285,530	$257,849	$470,635
Office	41,300	39,208	468,991	277,013
Retail	46,099	97,334	470,554	211,908
For Sale / Projects	10,013	28,875	79,436	130,244
Land and other	9,536	13,076	15,114	26,480

Total, incl subs	106,948	464,023	1,291,944	1,116,280
Selling Costs	(2,121)	(7,396)	(39,483)	(22,020)
Outparcels/Land	(9,536)	(13,076)	(15,114)	(26,480)
Less: Unconsolidated — net	(44,454)	(118,223)	(113,301)	(154,951)

Sales, Net — Consolidated Assets	$50,837	$325,328	$1,124,046	$912,829

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	4Q07	4Q06	YE ’07	YE ’06
Divisional Total Revenues
Multifamily — Same Property	$58,537	$56,645	$231,811	$221,842
Multifamily — Non-Same Property	18,642	27,386	76,131	98,677
Office	14,451	40,721	98,746	172,381
Retail	10,893	28,980	70,668	110,291

Total Divisional Revenues	102,523	153,732	477,356	603,191

Less: Unconsolidated Revenues — Mfam	(2,470)	(4,631)	(10,287)	(18,906)
Less: Unconsolidated Revenues — Off	(13,132)	(8,180)	(41,397)	(33,736)
Less: Unconsolidated Revenues — Rtl	(5,879)	(4,218)	(19,037)	(14,497)
Discontinued Operations	(10,295)	(30,940)	(62,918)	(138,852)
Construction Revenues	6,441	3,691	38,448	30,484
Unallocated Corporate Rev	5,308	4,170	19,352	17,693

Cons. Rev, adj —’06 Disc Ops	82,496	113,624	401,517	445,377

Add: Add’l Disc Ops Rev, post filing	—	12,413	—	50,706

Total Consol. Rev, per 10-Q / K	$82,496	$126,037	$401,517	$496,083

RECONCILIATION OF EXPENSES

	4Q07	4Q06	YE ’07	YE ’06
Divisional Total Expenses
Multifamily — Same Property	$21,374	$21,285	$88,713	$85,785
Multifamily — Non-Same Property	8,401	12,208	36,123	43,896
Office	5,710	13,553	35,181	59,765
Retail	3,112	7,922	21,926	30,970

Total Divisional Expenses	38,597	54,968	181,943	220,416

Less: Unconsolidated Expenses — Mfam	(1,167)	(2,145)	(5,296)	(8,095)
Less: Unconsolidated Expenses — Off	(5,557)	(3,480)	(17,283)	(14,205)
Less: Unconsolidated Expenses — Rtl	(1,892)	(1,223)	(5,986)	(4,603)
Discontinued Operations (1)	(4,197)	(12,325)	(29,191)	(55,637)
Impairment Charge — Discontinued Ops (1)	—	—	2,950	—
Other Expense	431	230	1,249	884

Total Property Operating Exp	26,215	36,025	128,386	138,760
Construction Expenses	5,400	3,732	34,546	29,411
Property Management Exp	2,728	2,790	12,182	12,590
General & Administrative Exp	6,911	5,073	27,160	21,098
Management Fee and Other Exp	4,716	3,574	15,677	12,618
Impairment Charge — Continuing Ops (2)	—	1,600	43,679	1,600
Restructuring Charges	1,489	—	3,019	—
Depreciation	21,601	30,094	103,107	118,043
Amortization	852	4,795	10,596	17,535

Cons. Exp, adj —’06 Disc Ops	69,912	87,683	378,352	351,655

Add: Add’l Disc Ops Exp,post filing	—	8,025	—	37,409

Total Consol. Exp, per 10-Q / K	$69,912	$95,708	$378,352	$389,064

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	4Q07	4Q06	YE ’07	YE ’06
Divisional Total NOI
Multifamily — Same Property	$37,163	$35,360	$143,098	$136,057
Multifamily — Non-Same Property	10,241	15,178	40,008	54,781
Office	8,741	27,168	63,565	112,616
Retail	7,781	21,058	48,742	79,321

Total Divisional NOI	63,926	98,764	295,413	382,775

Less: Unconsolidated NOI — Mfam	(1,303)	(2,486)	(4,991)	(10,813)
Less: Unconsolidated NOI — Off	(7,575)	(4,700)	(24,114)	(19,533)
Less: Unconsolidated NOI — Rtl	(3,987)	(2,995)	(13,051)	(9,897)
Discontinued Operations	(6,098)	(18,615)	(33,727)	(83,215)
Impairment Charge — Discontinued Ops (1)	—	—	(2,950)	—
Unallocated Corporate Rev	5,308	4,170	19,352	17,693
Other Expense	(431)	(230)	(1,249)	(884)
Construction NOI	1,041	(41)	3,902	1,073
Property Management Exp	(2,728)	(2,790)	(12,182)	(12,590)
General & Administrative Exp	(6,911)	(5,073)	(27,160)	(21,098)
Management Fee and Other Exp	(4,716)	(3,574)	(15,677)	(12,618)
Impairment Charge — Continuing Ops (2)	—	(1,600)	(43,679)	(1,600)
Restructuring Charges	(1,489)	—	(3,019)	—
Depreciation	(21,601)	(30,094)	(103,107)	(118,043)
Amortization	(852)	(4,795)	(10,596)	(17,535)

Income from Operations	12,584	25,941	23,165	93,715
Total Other Income (Expense)	(6,422)	40,419	250,432	(5,370)

Income from Contin’g Ops (3)	6,162	66,360	273,597	88,345

Disc Ops	—	4,388	—	13,297
06 & 07 Disc Ops Other Inc(Exp)	—	11,868	—	6,455

Inc from Cont (3), per 10-Q / K	$6,162	$82,616	$273,597	$108,097

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,455	1,000	2,612	4,089
Acquisitions	—	171	5,363	2,091

Notes:

(1)	Of the $3.0 million impairment charge presented in discontinued operations, $2.5 million is related to a retail asset sold during the third quarter of 2007, and $0.45 million is a result of fire damage sustained during the third quarter of 2007 at a multifamily apartment community, which is now classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(2)	Of the $43.7 million impairment charge presented in continuing operations, $43.3 million is a non-cash impairment charge ($26.8 million net of income tax) recorded during the third quarter of 2007 related to the Company’s for-sale residential business as a result of the deterioration in the single family housing market and dislocation in the mortgage markets, and $0.35 million is a result of fire damage sustained during the third quarter of 2007 at a multifamily apartment community.

(3)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	4Q07	4Q06	YE ’07	YE ’06
Assets Sold
Revenue from assets sold	$160	$21,272	$23,576	$101,435
Expenses from assets sold (1)	127	8,642	13,125	40,370

NOI from assets sold	33	12,630	10,451	61,065

Assets Held for Sale
Revenue from assets held for sale	10,135	9,668	39,342	37,418
Expenses from assets held for sale (2)	4,070	3,683	16,066	15,268

NOI from assets held for sale	6,065	5,985	23,276	22,150

Assets sold, not classified in discontinued operations
Revenue from assets sold	1,198	43,976	77,155	176,465
Expenses from assets sold	13	14,205	26,039	59,294

NOI from assets sold	$1,185	$29,771	$51,116	$117,171

(1)	Expenses include a $2.5 million impairment charge related to a retail asset sold during the third quarter of 2007. The impairment charge was recorded during the second quarter of 2007.

(2)	Expenses include a $0.45 million impairment charge resulting from fire damage sustained during the third quarter of 2007 at a multifamily apartment community, which is now classified as Held for Sale on the Company’s Consolidated Balance Sheet.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2007). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	4Q07	4Q06	YE ’07	YE ’06

Income from discontinued operations	$3,980	$8,493	$13,830	$31,725
Interest (income) expense, net	513	3,285	5,493	14,893
Depreciation and amortization expenses	1,605	6,837	11,001	36,035
Other	—	—	3,403	562

NOI from discontinued operations	$6,098	$18,615	$33,727	$83,215

NOI from assets sold	33	12,630	10,451	61,065
NOI from assets held for sale	6,065	5,985	23,276	22,150

NOI from discontinued operations	$6,098	$18,615	$33,727	$83,215

EBITDA RECONCILIATION

	4Q07	4Q06	YE ’07	YE ’06
Net Income to Common S/H	$3,187	$132,151	$342,102	$180,449
Consolidated
Minority Interest	1,005	30,316	10,099	42,134
(Inc)/Loss — Uncons. Assets	402	(38,929)	(11,207)	(34,823)
Preferred Dividends	4,352	6,362	20,689	28,153
Preferred Share Issuance Costs	—	—	360	2,128
Interest Expense	16,779	32,092	89,105	127,777
Loss on Retirement of Debt	—	13	12,523	1,203
Income Tax Expense (Benefit)(1)	5,124	2,901	(7,356)	12,159
Depreciation & Amortization	24,058	41,728	124,704	171,623
(Gain)/Loss on Sale (Cont & Disc)	(15,315)	(124,201)	(413,822)	(213,383)
Gain/(Loss)-Undeprec Prop*(2)	16,863	32,590	30,049	58,438
Impairment Charge	—	1,600	46,629	1,600

EBITDA from Consolidated Props	56,455	116,623	243,875	377,458

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(402)	38,929	11,207	34,823
Interest Expense	7,791	6,103	26,119	24,017
Depreciation & Amortization	7,685	5,722	25,680	21,266
(Gain)/Loss on Sale of Prop	(397)	(41,948)	(17,296)	(43,282)

EBITDA	$71,132	$125,429	$289,585	$414,282

(1)	The income tax benefit recorded during the twelve months ended December 31, 2007 relates primarily to the impairment charge of $43.3 million associated with the Company’s for-sale residential business recorded during the third quarter of 2007.

(2)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	4Q07	4Q06	YE ’07	YE ’06
Earnings
Net Income (before preferred shares)	$5,726	$136,700	$355,901	$203,480
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(3,980)	(8,493)	(13,830)	(31,725)
Minority Interest in CRLP	705	19,068	18,330	30,998
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	181	(93,633)	(91,147)	(134,619)
Minority Interest of Limited Partners	(164)	(59)	3,989	2,591
CRLP Minority Interest — Common U/H	300	11,248	(8,231)	11,136
(Gains)/Losses from Sales of Property, net of income taxes	(10,275)	(26,848)	(314,201)	(66,794)
Minority Interest of Limited Partners	1,581	(284)	1,335	(766)
Income Taxes and Other	(97)	(819)	(15,831)	189
(Income)/Loss from Unconsolidated Entities	402	(38,929)	(11,207)	(34,823)

	(5,621)	(2,049)	(74,892)	(20,333)
Amortization of Interest Capitalized	900	600	2,700	2,400
Capitalized Interest	(6,914)	(5,659)	(27,105)	(17,063)
Distributions from Unconsolidated Entities	4,718	2,025	13,207	9,370
Fixed Charges, from below	26,815	41,768	130,245	158,675

Earnings	19,898	36,685	44,155	133,049

Fixed Charges
Interest Expense	16,779	32,092	89,105	127,777
Capitalized Interest	6,914	5,659	27,105	17,063
Amortization of Deferred Financing Costs	1,309	2,204	6,785	6,585
Distrib to Series B Pfd Unitholders	1,813	1,813	7,250	7,250

Total	26,815	41,768	130,245	158,675

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	2,539	4,549	13,439	20,903

Total	$29,354	$46,317	$143,684	$179,578

Reconciliation of Supplemental Coverage Ratios

	4Q07	4Q06	YE ’07	YE ’06
Interest Coverage Denominator
Interest Expense	$16,779	$32,092	$89,105	$127,777
Interest Expense — Unconsolidated	7,791	6,103	26,119	24,017

Total Interest Expense	24,570	38,195	115,224	151,794

Fixed Charge Denominator
Add: Preferred Dividend Payments	4,352	6,362	20,689	28,153
Debt Principal Amortization	171	1,483	2,895	6,050
Debt Principal Amortortization — Unconsolidated	93	166	430	629

Total Fixed Charges	29,186	46,206	139,238	186,626

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	6,914	5,659	27,105	17,063

Total Fixed Charges w/ Capitalized Interest	$36,100	$51,865	$166,343	$203,689

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of December 31, 2007
Appendix

			Year Built		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	/ Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	96.1%	$881	$0.87
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	97.2%	907	0.67	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	97.7%	1,078	0.89	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	96.8%	874	0.68	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	91.8%	889	0.66	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	95.6%	918	0.70	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	97.7%	877	0.75	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	97.9%	781	0.84	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	94.6%	794	0.75
CG at Shiloh	Atlanta	GA	2002	100%	498	533	94.0%	847	0.79
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	95.4%	790	0.79

Total		11	9.6 Years		3,640	4,086	95.7%	858	0.76

Same Store		7	10.0 Years		1,857	2,236	96.6%	893	0.74

Cunningham	Austin	TX	2000	20%	280	258	93.9%	717	0.78
Canyon Creek LP	Austin	TX	2006	25%	336	349	LU	—	—
CG at Silverado	Austin	TX	2004	100%	238	240	91.6%	772	0.77	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	92.6%	817	0.79
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	96.8%	695	0.79	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	94.4%	674	0.76	S
CG at Round Rock	Austin	TX	2007	100%	422	430	96.2%	773	0.76
CV at Canyon Hills	Austin	TX	1995	100%	229	183	97.8%	689	0.86	S

Total		8	5.4 Years		2,526	2,401	95.2%	734	0.78

Same Store		4	8.5 Years		1,232	1,098	95.5%	705	0.79

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	95.4%	713	0.75
Colony Woods	Birmingham	AL	1988	10%	414	451	98.3%	687	0.63
Meadows	Birmingham	AL	1987	10%	400	464	95.5%	645	0.56
Madison	Birmingham	AL	1985	10%	276	249	93.5%	580	0.65
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	94.7%	696	0.61
CG at Mountain Brook	Birmingham	AL	1991	15%	392	393	98.2%	713	0.71
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	97.3%	931	0.82	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	94.7%	713	0.65	S
CV at Inverness	Birmingham	AL	1987	100%	586	508	95.9%	605	0.70	S

Total		9	16.6 Years		3,315	3,400	95.9%	709	0.71

Same Store		3	12.7 Years		1,262	1,257	95.9%	715	0.72

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	97.3%	890	0.77
CV at Westchase	Charleston	SC	1986	100%	352	258	97.7%	660	0.90	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	95.7%	764	0.74	S
CG at Quarterdeck	Charleston	SC	1986	100%	230	219	97.0%	883	0.93	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	94.1%	723	0.79	S
CV at Windsor Place	Charleston	SC	1984	100%	224	213	97.8%	735	0.77	S

Total		6	19.0 Years		1,578	1,497	96.7%	770	0.81

Same Store		5	21.6 Years		1,314	1,193	96.6%	746	0.82

CV at Matthews	Charlotte	NC	1990	25%	270	256	97.4%	754	0.80
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	100.0%	778	0.84	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	93.7%	746	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	97.4%	763	0.77	S
CV at Chancellor Park	Charlotte	NC	1999	100%	340	326	97.1%	712	0.74
CG at University Center	Charlotte	NC	2005	100%	156	167	95.5%	769	0.72
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	93.6%	617	0.67	S
Heatherwood	Charlotte	NC	1980	100%	476	439	92.2%	603	0.65	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	96.7%	576	0.71	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	96.4%	687	0.76	S
CV at Greystone	Charlotte	NC	1999	100%	408	387	92.9%	636	0.67
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	95.5%	742	0.71	S
CV at Timber Crest	Charlotte	NC	1999	100%	282	273	94.7%	650	0.67	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	94.9%	723	0.66	S

Total		14	12.1 Years		3,946	3,773	95.2%	687	0.72

Same Store		10	13.4 Years		2,772	2,637	95.2%	685	0.72

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of December 31, 2007
Appendix

			Year Built		Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	/ Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
Auberry at Twin Creeks	Dallas	TX	2006	15%	216	215	97.2%	888	0.88
CV at Oakbend	Dallas	TX	1997	100%	426	383	95.3%	732	0.82
Brookfield	Dallas	TX	1986	100%	232	166	94.0%	548	0.77	S
Paces Cove	Dallas	TX	1982	100%	328	220	96.6%	491	0.73	S
Remington Hills	Dallas	TX	1985	100%	362	347	96.4%	748	0.78	S
CV at Main Park	Dallas	TX	1984	100%	192	180	97.9%	743	0.79	S
Summer Tree	Dallas	TX	1980	100%	232	136	95.7%	499	0.85	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	97.7%	593	0.75	S
CV at Pear Ridge	Dallas	TX	1988	100%	242	199	98.3%	642	0.78	S
CG at Valley Ranch	Dallas	TX	1995	100%	396	462	97.7%	1,029	0.88	S

Total		10	18.2 Years		2,926	2,544	96.6%	692	0.80

Same Store		8	21.4 Years		2,284	1,947	96.8%	682	0.80

Belterra	Fort Worth	TX	2006	10%	288	278	96.2%	834	0.87
Fairmont at Fossil Creek	Fort Worth	TX	2005	15%	240	227	97.1%	857	0.90
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	97.9%	831	0.92	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	97.3%	744	0.83
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	95.8%	788	0.84
CV at Bear Creek	Fort Worth	TX	1984	100%	120	91	96.7%	611	0.81	S
CV at Bedford	Fort Worth	TX	1983	100%	238	158	96.2%	546	0.82	S
Cottonwood Crossing	Fort Worth	TX	1985	100%	200	150	96.0%	503	0.67	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	96.0%	701	0.81	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	97.9%	594	0.75	S

Total		10	14.7 Years		3,098	2,685	96.8%	705	0.83

Same Store		6	20.3 Years		1,684	1,371	96.9%	668	0.82

CG at Edgewater I	Huntsville	AL	1995	100%	500	543	95.2%	729	0.67	S
CG at Madison	Huntsville	AL	1999	100%	336	355	94.9%	796	0.75	S

Total		2	10.0 Years		836	897	95.1%	756	0.70

Same Store		2	10.0 Years		836	897	95.1%	756	0.70

CG at Heather Glen	Orlando	FL	2000	100%	448	523	98.0%	966	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	94.7%	1,004	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	95.2%	902	0.99	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	95.0%	1,179	1.22	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	97.8%	965	0.85	S
CG at Hunter’s Creek	Orlando	FL	1997	100%	496	624	96.6%	999	0.79	S

Total		6	6.3 Years		2,252	2,531	96.3%	975	0.87

Same Store		6	6.3 Years		2,252	2,531	96.3%	975	0.87

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	98.9%	1,126	1.01
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	96.6%	990	0.99
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	95.2%	947	0.96
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	95.3%	791	0.78

Total		4	9.5 Years		952	978	96.3%	944	0.92

CV at Cary	Raleigh	NC	1995	20%	319	400	98.4%	854	0.68
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	38	96.8%	773	0.76
CG at Arringdon	Raleigh	NC	2003	100%	320	311	94.1%	775	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	98.8%	797	0.85	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	98.1%	738	0.74	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	93.6%	728	0.69
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	97.0%	652	0.68	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	97.5%	706	0.73	S
CG at Trinity Commons	Raleigh	NC	1999	100%	462	484	98.1%	754	0.72	S

Total		9	11.3 Years		2,653	2,733	96.8%	744	0.74

Same Store		6	10.8 Years		1,714	1,695	97.2%	741	0.75

Ashley Park	Richmond	VA	1988	100%	272	194	96.3%	712	1.00	S
Trolley Square East & West	Richmond	VA	1966	100%	331	169	92.7%	759	1.48	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	98.7%	854	1.11	S
CV at West End	Richmond	VA	1987	100%	224	156	99.6%	785	1.13	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	97.6%	794	0.84	S
CV at Waterford	Richmond	VA	1990	100%	312	289	96.5%	844	0.91	S

Total		6	23.5 Years		1,699	1,298	96.6%	790	1.03

Same Store		6	23.5 Years		1,699	1,298	96.6%	790	1.03

CG at Godley Station I	Savannah	GA	2005	100%	312	337	94.9%	863	0.80
CV at Greentree	Savannah	GA	1983	100%	194	165	96.9%	704	0.83	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	97.1%	923	0.88	S
CV at Huntington	Savannah	GA	1986	100%	147	121	97.3%	719	0.87	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	98.9%	759	0.72	S

Total		5	16.2 Years		1,149	1,145	96.8%	817	0.82

Same Store		4	19.8 Years		837	807	97.5%	800	0.83

COLONIAL PROPERTIES TRUST
Multifamily Community Table
As of December 31, 2007
Appendix

								Market Rental Rates
			Year Built /		Apartment	Square	Occupancy
Property	MSA	State	Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

TOTAL PROPERTIES IN MAJOR MARKETS		100	13.3 Years		30,570	29,970	96.1%	$773	$0.79

	Same Store	67	15.2 Years		19,743	18,969	96.3%	$765	$0.80

PROPERTIES IN OTHER MARKETS

Autumn Park I & II	Greensboro	NC	2002	100%	402	404	95.0%	$746	$0.74	S
Arbors at Windsor Lake	Columbia	SC	1991	10%	228	216	93.4%	739	0.79
CG at Shelby Farms I	Memphis	TN	1998	100%	296	318	95.9%	820	0.76	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	97.1%	862	0.87	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	96.5%	894	0.94	S
CG at Wilmington	Wilmington	NC	2002	100%	390	356	93.6%	733	0.80	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	98.4%	934	0.83
CG at Palma Sola	Sarasota	FL	1990	25%	340	293	93.2%	806	0.93
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	99.7%	992	0.95	S
CV at Greenbrier	Washington DC	VA	1988	100%	258	217	99.2%	930	1.10	S
CV at Pinnacle Ridge	Asheville	NC	1948	100%	166	147	99.4%	677	0.77	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	96.6%	552	0.65	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	99.4%	620	0.72	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	91.9%	865	0.88	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	94.1%	591	0.62	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	91.5%	943	1.04	S
Glen Eagles I & II	Winston-Salem	NC	1993	100%	310	312	90.0%	662	0.66	S
Park Crossing	Fairfield	CA	2005	10%	200	205	96.0%	1,274	1.24
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	98.3%	805	0.69
Murano at Delray Beach	West Palm Beach	FL	2002	100%	93	112	95.7%	1,085	0.88
Stone Ridge	Columbia	SC	1972	10%	191	199	95.3%	604	0.58
Trophy Chase I & II	Charlottesville	VA	1970	100%	425	370	91.3%	778	0.89	S

TOTAL PROPERTIES IN OTHER MARKETS		22	17.1 Years		5,744	5,547	95.2%	$796	$0.82

	Same Store	15	18.9 Years		4,320	4,099	95.1%	$786	$0.82

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414
Monte D’oro	Birmingham	AL	1977	0%	200	296
PH Coursey Place	Baton Rouge	LA	2003	0%	352	352

TOTAL MANAGED		4	10.0 Years		1,258	1,424

TOTAL ALL PROPERTIES		126	13.9 Years		37,572	36,942	96.0%	$777	$0.80

	Same Store	82	15.9 Years		24,063	23,068	96.1%	$769	$0.80

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up. These properties are not included in occupancies and Rental Rate subtotals.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Office Property Table
As of December 31, 2007
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF — 000s	Rate	Sq. Foot (1)	S-P

CONSOLIDATED PROPERTIES
250 Commerce Center	Montgomery	AL	1904/81	100%	37	97.1%	$16.14	S
CC Brookwood Village	Birmingham	AL	2007	100%	169	LU	LU

Total Consolidated	2				207	97.1%	16.14

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,134	93.2%	19.55
Atlanta Perimeter	Atlanta	GA	1985	15%	182	87.2%	19.12
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	96.1%	30.52
Baymeadows Way	Jacksonville	FL	1999	15%	224	100.0%	10.48
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	325	76.6%	28.73
Charlotte University	Charlotte	NC	1999	15%	183	87.2%	19.32
Decoverly	Rockville	MD	1989	15%	155	83.0%	24.87
Germantown Center	Memphis	TN	1999	15%	534	86.7%	18.75
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	82.2%	14.43
Jacksonville JTB	Jacksonville	FL	2001	15%	417	100.0%	13.38
McGinnis Park	Atlanta	GA	2001	15%	202	77.4%	18.92
Orlando Central	Orlando	FL	1980	15%	618	90.6%	19.97
Orlando Lake Mary	Orlando	FL	1999	15%	304	88.1%	18.14
Orlando University	Orlando	FL	2001	15%	386	87.0%	19.35
Post Oak	Houston	TX	1982	15%	1,197	95.4%	19.84
Ravinia 3	Atlanta	GA	1991	15%	801	94.7%	18.81
Signature Place	Dallas	TX	1983/1986	15%	437	77.9%	18.19
Westchase	Houston	TX	2000	15%	184	98.5%	23.01

Totals	18				8,536	90.2%	19.47

Totals (Weighted)					1,280	90.2%	19.47

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	76.7%	20.12
Colonial Center at TownPark	Orlando	FL	2001	15%	658	98.7%	21.44
Colonial Center at Bayside	Tampa	FL	1997	15%	213	81.7%	19.67
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	98.7%	31.79
Colonial Center Blue Lake	Birmingham	AL	1982/95	15%	167	98.8%	22.59
Colonial Center Heathrow	Orlando	FL	1988/96-00/01	15%	922	84.1%	19.59
Colonial Place I and II	Tampa	FL	1984/86	15%	372	97.9%	24.51
Colonial Plaza	Birmingham	AL	1982	15%	171	89.1%	31.71
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	100.0%	23.53
Concourse Center	Tampa	FL	1981/85	15%	294	97.5%	20.01
Esplanade	Charlotte	NC	1981	15%	203	86.3%	19.53
Independence Plaza	Birmingham	AL	1981/92	15%	106	96.5%	21.04
International Park	Birmingham	AL	1987/89	15%	211	100.0%	25.53
The Peachtree	Atlanta	GA	1989	15%	317	90.9%	26.65
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.24
Riverchase Center	Birmingham	AL	1984-88	15%	306	93.5%	10.91

Totals	16				4,910	92.8%	21.86

Totals (Weighted)					737	92.8%	21.86

COLONIAL PROPERTIES TRUST
Office Property Table
As of December 31, 2007
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF — 000s	Rate	Sq. Foot (1)	S-P
Huntsville TIC Joint Venture
Colonial Center Lakeside	Huntsville	AL	1989/90	40%	122	100.0%	17.48
Colonial Center Research Park	Huntsville	AL	1999	40%	134	100.0%	18.22
Colonial Center Research Place	Huntsville	AL	1979/84/88	40%	273	100.0%	13.05
DRS Building	Huntsville	AL	1972/86/90/03	40%	215	100.0%	8.48
Northrop Grumman Building	Huntsville	AL	2007	40%	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	40%	235	99.7%	17.72
Progress Center	Huntsville	AL	1983-91	40%	222	93.1%	12.27
Regions Bank Center	Huntsville	AL	1990	40%	155	96.1%	27.67
Research Park Office Center	Huntsville	AL	1984/00	40%	236	75.0%	11.42

Totals	9				1,702	95.2%	14.54

Totals (Weighted)					681	95.2%	14.54

Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	99.0%	21.22
Lakeside & Shoppes at Mansell	Atlanta	GA	1996/97/05	15%	36	92.7%	25.33

Totals	2				689	98.7%	$21.42

Totals (Weighted)					103	98.7%	$21.42

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	46				15,867	91.6%	$18.89

Total Unconsolidated (Weighted)					2,811

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76

TOTAL MANAGED	2				206

TOTAL ALL PROPERTIES	50				16,280	92.3%	$18.90

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.
S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

COLONIAL PROPERTIES TRUST
Retail Property Table
As of December 31, 2007
Appendix

					Square Feet (000s)				Base Rent per Sq.
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Occupancy Rate	Foot (1)	S-P

CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604.0	232.0	372.1	96.2%	19.02	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	16.1	—	16.1	100.0%	16.96
CP Winter Haven	Orlando	FL	1986	100%	161.6	—	161.6	92.0%	7.81	S
CP Fultondale	Birmingham	AL	2007	100%	260.6	126.8	133.8	LU	LU

Total Consolidated		4			1,042.3	358.8	683.5	95.1%	15.79

UNCONSOLIDATED PROPERTIES

GPT Joint Venture
CM Bel Air	Mobile	AL	1966/90/97	10%	1,334.5	334.0	1,000.5	92.7%	11.42
CM Glynn Place	Brunswick	GA	1986	10%	503.9	225.6	278.3	86.3%	12.25
CM Greenville	Greenville	NC	1965/89/99	10%	451.0	46.1	405.0	92.3%	11.21
CM Myrtle Beach	Myrtle Beach	SC	1986	10%	524.1	—	524.1	85.6%	9.87
CM Valdosta	Valdosta	GA	1982/85/06	10%	536.3	93.7	442.5	81.6%	11.41
Colonial University Village	Auburn	AL	1973/84/89/06	10%	526.7	124.7	402.0	87.5%	10.71

Totals		6			3,876.5	824.0	3,052.5	88.6%	11.13

Totals (Weighted)		6					305.2	88.6%	11.13

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	15%	537.8	319.1	218.7	94.9%	15.53
CP Beechwood	Athens	GA	1963/92/05	15%	350.1	—	350.1	99.8%	11.00
CP Burnt Store	Punta Gorda	FL	1990	15%	95.0	—	95.0	93.9%	9.97
CP Hunter’s Creek	Orlando	FL	1993/95	15%	227.5	—	227.5	48.6%	14.20
CP Lakewood	Jacksonville	FL	1995	15%	194.6	—	194.6	95.1%	11.87
CP Northdale	Tampa	FL	1988/2000	15%	230.9	55.0	175.9	94.6%	10.78
CP Trussville	Birmingham	AL	2000	15%	388.3	—	388.3	98.9%	8.69
CP Trussville II	Birmingham	AL	2004	15%	282.7	224.5	58.2	91.8%	16.12
CS Clay	Birmingham	AL	1982/2004	15%	66.2	—	66.2	91.3%	12.26
Kingwood Commons	Houston	TX	2003/2004	15%	164.4	—	164.4	87.6%	17.95
CP at Portofino	Houston	TX	2000	15%	374.0	—	374.0	89.3%	15.68

Totals		11			2,911.4	598.6	2,312.8	90.1%	12.61

Totals (Weighted)		11					346.9	90.1%	12.61

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	199.2	—	199.2	92.6%	14.71
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125.5	—	125.5	93.7%	15.89

Totals		2			324.7	—	324.7	93.0%	15.18

Totals (Weighted)		2					48.7	93.0%	15.18

Parkway Place	Huntsville	AL	1999	45%	635.7	348.2	287.6	76.2%	28.94
CP Hoover	Birmingham	AL	2002	10%	380.6	215.8	164.9	92.4%	12.06
CP Madison	Huntsville	AL	2000	25%	110.7	—	110.7	100.0%	10.65
Craft Farms	Gulf Shores	AL	2007	15%	368.0	125.0	243.0	LU	LU
CP Alabaster II	Birmingham	AL	2007	5%	353.5	225.9	127.6	100.0%	16.53
CP Tutwiler II	Birmingham	AL	2008	5%	65.0	—	65.0	100.0%	13.84
CP Turkey Creek	Knoxville	TN	2005	50%	487.3	—	487.3	97.4%	19.74

Totals		7			2,400.9	914.9	1,486.0	92.5%	18.88

Totals (Weighted)		7					463.3	91.0%	21.17

Total Unconsolidated		26			9,513.5	2,337.5	7,176.0	90.0%	13.22

Total Unconsolidated (Weighted)		26			—	—	1,164.2	90.1%	15.45

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	5.5
Hoover Commons	Birmingham	AL		0%	196.8
Bear Lake	Orlando	FL		0%	131.3
CP Boulevard Square	Pembroke Pines	FL		0%	220.7
CP Deerfield	Deerfield Beach	FL		0%	378.7
CS College Parkway	Ft. Myers	FL		0%	78.9
CS Pines Plaza	Pembroke Pines	FL		0%	68.2

TOTAL MANAGED		7			1,080.1

Total Retail Properties		37			11,635.9	2,696.3	7,859.5	90.4%	13.42

Total Retail Properties (Weighted)		37					1,847.7	91.8%	15.57

Notes:

LU =	Properties in lease up; these properties are not included in occupancies for Subtotals or Totals categories.
S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.
(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of December 31, 2007
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

			Units			Occupancy
Property	Location		/SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest

CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	392		15%	98.2%	$2,955	$435

CMS Joint Venture II
Colonial Village at Rocky Ridge	Birmingham	AL	226		15%	94.7%	1,669	(419)

CMS Joint Venture III
Colonial Village at Palma Sola	Sarasota	FL	340		25%	93.2%	5,825	(338)

CMS Joint Venture IV
Colonial Grand at Brentwood	Nashville	TN	254		25%	98.4%	4,805	258

DRA
Colony Woods	Birmingham	AL	414		10%	98.3%
Meadows of Brook Highland	Birmingham	AL	400		10%	95.5%
Madison at Shoal Run	Birmingham	AL	276		10%	93.5%

			1,090				4,075	2,260

DRA
The Grove at Riverchase	Birmingham	AL	345		20%	95.4%	3,850	1,409
Cunningham	Austin	TX	280		20%	93.9%	2,800	969
Colonial Village at Cary	Raleigh	NC	319		20%	98.4%	4,320	2,026

			944				10,970	4,404

Other
Colonial Grand at Research Park	Raleigh	NC	370		20%	96.8%	4,647	1,197
Colonial Grand at Huntcliff	Atlanta	GA	358		20%	96.1%	5,200	2,138
Colonial Grand at Canyon Creek (Development)	Austin	TX	336		25%	LU	6,278	1,226
Regents Park (Development)	Atlanta	GA	23		40%	—	—	5,282
Colonial Village at Matthews	Charlotte	NC	270		25%	97.4%	3,675	1,004
Colonial Grand at Traditions (Development)	Gulf Shores	AL	324		35%	—	7,727	1,591
Belterra	Fort Worth	TX	288		10%	96.2%	2,000	708
Arbors at Windsor Lake	Columbia	SC	228		10%	93.4%	879	569
Stone Ridge	Columbia	SC	191		10%	95.3%	489	451
Park Crossing	Fairfield	CA	200		10%	96.0%	2,588	797
Fairmont at Fossil Creek	Fort Worth	TX	240		15%	97.1%	2,573	567
Colonial Grand at Lake Forest (Development)	Dallas	TX	529		20%	—	—	1,003
Auberry at Twin Creeks	Dallas	TX	216		15%	97.2%	2,550	702

			3,573				38,606	17,235

Total Multifamily			6,819				68,905	23,835

Land Title Building	Birmingham	AL	30		33%	100.0%	375	76
Colonial Center Mansell JV	Atlanta	GA	689		15%	98.7%	13,903	1,377
DRA/CRT (1)			8,530		15%	90.2%	148,990	23,365
DRA/CLP (2)			5,235		15%	92.8%	111,286	(6,603)
Huntsville TIC			1,702		40%	95.2%	43,016	7,922

Total Office			16,186				317,570	26,137

GPT
Colonial Mall Bel Air	Mobile	AL	1,334		10%	97.5%
Colonial Mall Glynn Place	Brunswick	GA	504		10%	90.5%
Colonial Mall Greenville	Greenville	NC	451		10%	95.5%
Colonial Mall Myrtle Beach	Mrytle Beach	SC	524		10%	89.1%
Colonial Mall Valdosta	Valdosta	GA	536		10%	88.1%
Colonial University Village	Auburn	AL	527		10%	89.5%

			3,876				32,278	(5,021	)(3)

OZRE (4)			3,014		15%	90.1%	42,600	(6,204)

Other
Parkway Place	Huntsville	AL	636		45%	83.8%	26,321	10,342
Colonial Promenade Madison	Huntsville	AL	111		25%	100.0%	—	2,258
Colonial Promenade Hoover	Birmingham	AL	381		10%	92.4%	1,663	64
Colonial Promenade Smyrna (Development)	Smyrna	TN	194		50%	—	13,826	2,297
Craft Farms	Gulf Shores	AL	441		15%	LU	6,450	1,300
Pinnacle at Turkey Creek	Knoxville	TN	479		50%	97.4%	32,500	6,898
Pinnacle at Turkey Creek III (Development)	Knoxville	TN	—		50%	—	—	6,270
Colonial Promenade Alabaster II/Tutwiler II	Birmingham	AL	193		5%	100.0%	2,000	(107)

			2,434				82,760	29,322

Total Retail			9,324	(5)			157,638	18,097

Other Unconsolidated Investments							95	1,613

Total Investments in Unconsolidated Subsidiaries							$544,208	$69,682

Notes:

LU =	Properties in lease up.
(1)	As of December 31, 2007, this joint venture included 18 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.
(2)	As of December 31, 2007, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.
(3)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $4.3 million, offset by the excess basis difference of approximately $9.5 million, which will be amortized over the weighted average life of the investment.
(4)	As of December 31, 2007, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
(5)	Includes anchor-owned square footage.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.